UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   September 14, 2004
                                                --------------------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

               1-12451                                   11-2636089
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     (Commission  File  Number)            (IRS  Employer  Identification  No.)

  1850 McDonald Avenue, Brooklyn, New York                       11233
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(Address  of  Principal  Executive  Offices)                   (Zip  Code)

                                 (718) 375-6700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 14, 2004, New York Health Care Inc (the "Company") granted incentive stock options ("Options") to purchase 100,000 shares of the Company's common stock to Dennis O'Donnell, a director of the Company and President and Chief Executive Officer of the Company's subsidiary, the Biobalance Corporation ("BioBalance"), pursuant to the Company's Performance Incentive Plan.

     The Options are exercisable at a price of $0.50 per share, vest as to all of the shares of common stock that may be purchased thereunder on March 14, 2005 and expire on September 14, 2014, subject to earlier termination under certain circumstances. The Options were granted in part pursuant to the terms of Mr. O'Donnell's employment agreement with BioBalance and in part as a bonus.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NEW YORK HEALTH CARE, INC.
                                      (Registrant)


                                      By: /s/ Jacob Rosenberg
                                          ----------------------------
                                           Jacob  Rosenberg
                                            Vice  President,  Chief  Operating
                                            Officer, Chief  Financial  Officer
                                            and  Accounting Officer,  Secretary


Date: September 21, 2004


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